UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 10, 2006

                 CWABS Asset-Backed Certificates Trust 2006-1
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-125164-26

                                  CWABS, Inc.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-125164

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                  95-4596514
             --------                                  ----------
          (State or Other                           (I.R.S. Employer
          Jurisdiction of                      Identification No. of the
       Incorporation of the                            depositor)
            depositor)


    4500 Park Granada, Calabasas, California              91302
    ----------------------------------------              -----
        (Address of Principal Executive                 (Zip Code)
           Offices of the depositor)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Pooling and Servicing Agreement; Characteristics of Initial Mortgage Loans; Special Sub-Servicing Agreement; Swap Contract Confirmation; Swap Contract Assignment Agreement; Swap Contract Administration Agreement; Corridor Contract Confirmation; Corridor Contract Assignment Agreement; Corridor Contract Administration Agreement; Item 1115 Agreement.

     On February 10, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of January 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-1 (the "Certificates"). The Certificates were issued on February 10, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

     The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

     CHL entered into a Special Sub-Servicing Agreement (the "Special Sub-Servicing Agreement"), dated as of March 1, 2005, by and among CHL, Countrywide Home Loans Servicing LP, Credit-Based Asset Servicing and Securitization LLC, Sunfish Mortgage Fund Ltd. and Litton Loan Servicing LP. The Special Sub-Servicing Agreement is annexed hereto as Exhibit 99.2

     On February 10, 2006, CHL entered into an interest rate swap contract (the "Swap Contract"), dated as of February 9, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Bear Stearns Financial Products Inc. (the "Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.3.

     On February 10, 2006, CHL entered into an Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of February 10, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-1 and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as
Exhibit 99.4.

     On February 10, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of February 10, 2006, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.5.


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


     On February 10, 2006, CHL entered into an interest rate corridor contract (the "Corridor Contract"), dated as of February 9, 2006, as evidenced by a Confirmation (the "Corridor Contract Confirmation") between CHL and the Counterparty. The Corridor Contract Confirmation is annexed hereto as Exhibit 99.6.

     On February 10, 2006, CHL entered into a Corridor Contract Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of February 10, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-1 and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.7.

     On February 10, 2006, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of February 10, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.8.

     On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.9.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

      Exhibit No. Description

      4.1         Pooling and Servicing Agreement

      99.1        Characteristics of Initial Mortgage Loans

      99.2        Special Sub-Servicing Agreement

      99.3        Swap Contract Confirmation

      99.4        Swap Contract Assignment Agreement

      99.5        Swap Contract Administration Agreement

      99.6        Corridor Contract Confirmation

      99.7        Corridor Contract Assignment Agreement

      99.8        Corridor Contract Administration Agreement

      99.9        Item 1115 Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By:  /s/ Leon Daniels, Jr.
                                              ------------------------
                                          Name: Leon Daniels, Jr.
                                          Title: Vice President


Dated:  February 24, 2006


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


                                 Exhibit Index



Exhibit No.    Description

      4.1         Pooling and Servicing Agreement

      99.1        Characteristics of Initial Mortgage Loans

      99.2        Special Sub-Servicing Agreement

      99.3        Swap Contract Confirmation

      99.4        Swap Contract Assignment Agreement

      99.5        Swap Contract Administration Agreement

      99.6        Corridor Contract Confirmation

      99.7        Corridor Contract Assignment Agreement

      99.8        Corridor Contract Administration Agreement

      99.9        Item 1115 Agreement


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